UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OAK WOODS ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Oak Woods Acquisition Corporation
101 Roswell Drive, Nepean, Ontario
K2J 0H5, Canada
Attn: Chief Financial Officer
Telephone: (+1) 403-561-7750

Dear Oak Woods Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of the shareholders (the “Meeting”) of Oak Woods Acquisition Corporation, a Cayman Islands exempted company (“OAKU”, “Company”, “we”, “us” or “our”), which will be held on June [•] at 12:00 p.m. Eastern Time, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

To better meet practical needs, after careful consideration, the Company has determined that the extraordinary general meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the extraordinary general meeting by means of remote communication. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. The record date for the extraordinary general meeting is May 12, 2026 (the “Record Date”). Only shareholders of record at the close of business on that date may attend and vote at the extraordinary general meeting or any adjournment thereof. A complete list of our shareholders of record entitled to attend and vote at the extraordinary general meeting will be available for eight days before the extraordinary general meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the extraordinary general meeting.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote.

The accompanying proxy statement (the “Proxy Statement”) is dated June [•], 2026, and was first posted to the Company’s website on June [•], 2026 and also mailed to shareholders of the Company. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.      Proposal No. 1 — The Charter Amendment Proposal as a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from March 28, 2026 (the “Current Outside Date”) to March 28, 2027 (the “Extended Date”) and that such resolution be made retroactively effective as of the Current Outside Date” (hereinafter the “Charter Amendment Proposal” or “Extension Proposal”);

2.      Proposal No. 2 — The Adjournment Proposal as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

According to our Charter, the Company extended the period of time to consummate a business combination (the “Combination Period”) to March 28, 2026 to complete a business combination by depositing a monthly extension fee into the trust account held by Continental Stock Transfer & Trust Company, our Transfer Agent (the “Trust Account”) a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $42,998.37. Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

The proceeds held in our Trust Account are currently held in a mix of cash and U.S. government securities. The Company has instructed Continental Stock Transfer & Trust Company to liquidate these securities and to hold the assets in a yield bearing account as provided here above. The Company has initiated this instruction as of the date of this filing, mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) .

The purpose of the Charter Amendment Proposal is to allow OAKU to extend the period of time to consummate a business combination beyond the date otherwise provided for in our Charter.

Holders (“public shareholders”) of OAKU’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of OAKU’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by OAKU’s Charter and OAKU also believes that such redemption right protects OAKU’s public shareholders from having to sustain their investments for an unreasonably long period if OAKU fails to find a suitable acquisition in the timeframe initially contemplated by its Charter. If the Charter Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of the Record Date of May 12, 2026, there was approximately $16,297,905.13 in the Trust Account, which together with the subsequent contributions by our Sponsor, currently place the amount held in the Trust Account at $16,446,537.85, representing a per share pro rata amount in trust of approximately $12.62. Our shares were delisted from Nasdaq on March 23, 2026 and currently only trade over-the-counter. The closing price of one Class A Ordinary Share on March 23, 2026, the last day of trading on the Nasdaq Capital Market was $12.20. We do not have information on the price of any secondary market trading in our shares after this date. OAKU cannot assure shareholders that they will be able to sell their shares of OAKU in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by March 28, 2027 in accordance with our Charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals.

Our Board has fixed the close of business on May 12, 2026 (the “Record Date”) as the record date for determining OAKU shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of OAKU’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of OAKU and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: June [•], 2026

By Order of the Board,
/s/
Lixin Zheng
Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC RIGHTS, AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2)(A) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (B) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated June [•], 2026
and is first being mailed to our shareholders with the form of proxy on or about June [•], 2026

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Oak Woods Acquisition Corporation
101 Roswell Drive, Nepean, Ontario
K2J 0H5, Canada
Attn: Chief Financial Officer
Telephone: (+1) 403-561-7750

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JUNE [•], 2026

Dear Oak Woods Acquisition Corporation Shareholder:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Oak Woods Acquisition Corporation, a Cayman Islands exempted company (the “OAKU”, “Company”, “we”, “us” or “our”), will be held on [•], June [•], 2026, at 12:00 p.m. Eastern Time, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

To better meet practical needs, after careful consideration, the Company has determined that the extraordinary general meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the extraordinary general meeting by means of remote communication. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. The record date for the extraordinary general meeting is May 12, 2026 (the “Record Date”). Only shareholders of record at the close of business on that date may attend and vote at the extraordinary general meeting or any adjournment thereof. A complete list of our shareholders of record entitled to attend and vote at the extraordinary general meeting will be available for eight days before the extraordinary general meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the extraordinary general meeting.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote.

The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2026, and was first posted to the Company’s website on 25, 2025 and also and also mailed to shareholders of the Company. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.      Proposal No. 1 — The Charter Amendment Proposal as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from March 28, 2026 (the “Current Outside Date”) to March 28, 2027 (the “Extended Date”) and that such resolution be made retroactively effective as of the Current Outside Date” (the “Charter Amendment Proposal”);

2       Proposal No. 2 — The Adjournment Proposal as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

According to our Charter, the Company elected to extend the period of time to consummate a business combination (the “Combination Period”) to March 28, 2026 to complete a business combination, provided that Whale Bay International Company Limited (our “Sponsor”) or its designee must deposit into the Trust Account a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $42,998.37. Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law , determining that it is more efficient and beneficial to shareholders instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future. Our Sponsor has affected payments pursuant to this requirement on through the Current Outside Date. The purpose of the Charter Amendment Proposal is to allow OAKU to extend the period of time to consummate a business combination at a lower extension fee and otherwise permit shareholders the opportunity to redeem their shares as described further here below to more efficiently return the proceeds underlying out Class A Ordinary Shares held in trust via the redemption procedure, and permit the Company additional time to complete a business combination with a prospective target. Our Board has determined that it is in the best interests of our shareholders to pay the semi-annual extension fee $0.01 for each remaining public share.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals.

Holders (“public shareholders”) of OAKU’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of OAKU’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by OAKU’s Charter and OAKU also believes that such redemption right protects OAKU’s public shareholders from having to sustain their investments for an unreasonably long period if OAKU fails to find a suitable acquisition in the timeframe initially contemplated by its Charter. If the Charter Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Charter Amendment Proposal is approved, such approvals will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before March 28, 2027. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through March 28, 2027.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal at Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the redemption. In such event, OAKU may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by March 28, 2027 in accordance with our Charter we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be affected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act (as revised) of the Cayman Islands. In that case, investors may be forced to wait beyond March 28, 2027 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if the Charter Amendment Proposal is not approved and we fail to complete our initial business combination prior to March 28, 2026. Notwithstanding the passage of March 28, 2026, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

With respect to our rights and warrants, there will be no redemption rights or liquidating distributions if the Charter Amendment Proposal is not approved. In such a case the rights and warrants would expire worthless.

Redemption Rights

If the Charter Amendment Proposal is approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. OAKU has provided that all holders of Public Shares, whether they vote for or against the Charter Amendment Proposal, or whether they were holders of OAKU ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by March 28, 2027.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent at least two (2) business days prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Charter Amendment Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on March 23, 2026, the last day of trading on the Nasdaq Capital Market was $12.20. We do not have information on the price of any secondary market trading in our shares after this date because our shares were delisted from Nasdaq and only currently trade over the counter.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Charter Amendment Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is May 12, 2026. Record holders of OAKU ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 1,302,981 public Class A ordinary shares, par value $0.0001 per share and 1,437,500 Class B ordinary shares, par value $0.0001 per share, issued and outstanding, respectively. OAKU’s warrants and rights do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated June [•], 2026 and is first being mailed to shareholders on or about that date.

June [•], 2026

By Order of the Board,
/s/
Lixin Zheng
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE [•], 2026

This Notice of Extraordinary General Meeting and Proxy Statement are available at our:

Stock Transfer Agent:

https://www.cstproxy.com/oakwoodsacquisition/ext2026

and

Solicitation Agent:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: OAKU.info@investor.morrowsodali.com

and

Company Website:

https://oakwoodsacquisition.com/

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2025, our Registration Statement on Form S-4 (amendment no. 8) filed with the SEC on January 17, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting, or at any adjournments and/or postponements thereof, to be held by virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a Cayman Islands exempted company incorporated on March 11, 2022, as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

On March 28, 2023, the Company consummated its IPO of 5,750,000 units (the “Public Units”), which includes the full exercise of the underwriter’s over-allotment option of 750,000 Public Units. Each Unit consists of one share of Class A Ordinary Share (“Class A Ordinary Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Class A Ordinary Share at a price of $11.50 per share, and one right (“Right”) to receive one-sixth (1/6) of a share of Class A Ordinary Share upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000. As of March 28, 2023, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete a business combination by March 28, 2024 (as currently amended to March 28, 2026). Notwithstanding the passage of March 28, 2026, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

Simultaneously with the closing of the IPO on March 28, 2023, the Company consummated the private placement (“Private Placement”) with Whale Bay International Company Limited, our sponsor (the “Sponsor,”) purchasing units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,431,810.

On October 25, 2022, we issued an aggregate of 2,156,250 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.012 per share. On February 10, 2023, our Sponsor surrendered, and we cancelled, an aggregate of 718,750 Class B Ordinary Shares held by our Sponsor pursuant to a share surrender agreement dated January 13, 2023. As a result, as of February 10, 2023, there were 1,437,500 founders shares issued and outstanding, resulting in an aggregate purchase price per share of approximately $0.017. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding Ordinary Shares upon completion of our IPO. The founder shares (including the Class A Ordinary Shares issuable upon conversion thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. As approved by the shareholders of the Company at the Extraordinary General Meeting held on September 26, 2024, the following proposals were approved thereby amending the Charter to:

(i)     give the Company the right to extend the date by which the Company has to complete a business combination from August 28, 2024 to March 28, 2025, by depositing into the Trust Account $172,500 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times;

(ii)    restrict the Company from utilizing any portion of the funds held in the Trust Account to pay the fees, taxes, or dissolution expenses of the Company in the event the Company does not consummate a business combination within 21 months (or 24 months, if applicable under the provisions of Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles;

(iii)   eliminate (a) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (b) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination, and;

(iv)   provide for the right of a holder of the Company’s Class B Ordinary Shares, par value $0.0001 per share, to convert into Class A Ordinary Shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.

In connection with the shareholders’ vote at the Extraordinary General Meeting of shareholders held by the Company on September 26, 2024, 1,492,646 ordinary shares were tendered for redemption, leaving 6,037,979 ordinary shares, of which 4,257,354 are publicly traded ordinary shares and 1,780,625 are shares held collectively by our Sponsor and initial shareholders of the Company.

On March 20, 2025, an Extraordinary General Meeting was held (“March EGM”) and as approved by the shareholders of the Company at the March EGM, the Amended and Restated Articles and memorandum of Association gives the Company the right to extend the date by which the Company has to complete a business combination from March 28, 2025 to September 28, 2025, by depositing into the Trust Account $172,500 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times. In connection with the March EGM, on March 20, 2025, 679,929 Class A ordinary shares were redeemed at a per share price of $11.56, leaving 3,577,425 publicly traded shares. On March 25, 2025, $7,859,455 was paid from the Trust Account to redeeming shareholders in connection with the extension on March 26, 2025.

On October 8, 2025, an Extraordinary General Meeting was held (“October EGM”) and as approved by the shareholders of the Company at the October EGM, the Amended and Restated Articles and memorandum of Association gives the Company the right to extend the date by which the Company has to complete a business combination from September 28, 2025 to March 28, 2026, by depositing into the Trust Account $42,998.37 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times. As of the date of this filing, the Company has made six (6) deposits aggregating $257,990.22 into the Trust Account. The Current Outside Date has passed and, as of the date of this proxy statement, the Company has not consummated an initial business combination. Notwithstanding the passage of the Current Outside Date, the Company has not affected the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

No additional deposits have been made to the account beyond the March 28, 2026 extension fee requirement.

The Charter provides that, if the Company has not consummated a business combination by the Current Outside Date, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account (the “Liquidating Redemption”); and (iii) as promptly as reasonably possible following the Liquidating Redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve the Company, in each case subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future. The Board has instructed Continental Stock Transfer & Trust Company, as trustee of the Trust Account (the “Trustee”), to continue to hold the funds in the Trust Account pending the receipt of redemption requests to be effectuated in connection with the Company’s proposed extraordinary general meeting, and the Trustee has not made any distribution from the Trust Account in connection with the passage of the Current Outside Date. The Sponsor has agreed to bear any incremental administrative or professional costs incurred by the Company as a result of the deferral of the liquidation of the Company pending the Extraordinary General Meeting.

The Board has determined, after consultation with its advisors, that it is in the best interests of the Company and its public shareholders to effectuate redemptions in conjunction with the Extraordinary Genera Meeting to vote on the Charter Amendment Proposal. The Board’s determination reflects, among other factors: (i) the speed and efficiency of effectuating redemptions from under Cayman law in the context where the Company has other outstanding liabilities that would likely restrict its ability to legally liquidate and redeem the trust funds under Cayman law, and; (ii) the advanced status of due diligence on a prospective artificial intelligence based retail technology target based in Japan, in lieu of Huajin (China) Holdings Limited (“Huajin”), its now terminated prior target, the substantial time, effort and resources expended by the Company in pursuit of that transaction; (iii) the limited resources to cover the liabilities and expenses necessary to conduct a liquidation as opposed to a extension and redemption procedure, and; (iv) the Board’s belief that providing public shareholders with the opportunity to either (i) elect to redeem their Public Shares for their pro rata portion of the Trust Account in connection with the Extraordinary General Meeting or (ii) retain their Public Shares pending consummation of a business combination with a prospective revised target on or before the Extended Date is preferable in consideration of the Company’s outstanding rights, warrants, and Class B Ordinary Shares to an attempt to liquidate and dissolve the Company in light of its outstanding liabilities.

If the Charter Amendment Proposal is not approved or is abandoned, the Company intends to effect the liquidation of all outstanding Public Shares as promptly as reasonably possible following the Extraordinary General Meeting, though there can be no guarantee that the Company will be able to immediately liquidate any sums remaining in trust under Cayman law due to its current outstanding liabilities being in excess of its assets. There is no assurance that the Company will be able to successfully liquidate in the event that its board unable to make a declaration that the Company has no further outstanding liabilities.

The Company currently has liabilities that exceed its assets, and will likely not have the ability to pay them if it does not obtain alternative financing in connection with negotiating a business combination agreement with a prospective target that is willing to cover its past liabilities or otherwise negotiate those liabilities with its various service providers. There is no assurance that the Company will complete its initial Business Combination.

Q:     What is being voted on?

A:     You are being asked to vote on the following proposals:

1.      The Charter Amendment Proposal as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) to extend the date by which the Company must consummate a business combination to March 28, 2027 (the “Extended Date”), by amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

2.      The Adjournment Proposal as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date, as applicable.

Q:     What is the effect of giving a proxy?

A:     Proxies are solicited by and on behalf of our Board. Mitchell Cariaga and Lixin Zheng have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Q:     Can I attend the Extraordinary General Meeting?

A:     The Extraordinary General Meeting will be held at 12:00 PM, Eastern Time, on [•]. The Company has determined that the extraordinary general meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the extraordinary general meeting by means of remote communication. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. The record date for the extraordinary general meeting is May 12, 2026 (the “Record Date”). Only shareholders of record at the close of business on that date may attend and vote at the extraordinary general meeting or any adjournment thereof. A complete list of our shareholders of record entitled to attend and vote at the extraordinary general meeting will be available for eight days before the extraordinary general meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the extraordinary general meeting.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Q:     Why should I vote for the Charter Amendment Proposal?

A:     The Charter Amendment will provide the Company with the ability to extend the Combination Period until March 28, 2027 (assuming full extension). The Charter Amendment will provide the Company with flexibility to extend the Combination Period for a reduced extension fee. Although currently, according to our Charter, the Company may, and elected to, extend the Combination Period up to March 28, 2026 to complete a business combination, provided that the Sponsor or its designee agreed to deposit into the Trust Account a monthly extension fee in the amount of $42,998.37. While all extensions fees have been paid, the Current Outside Date has passed and, as of the date of this proxy statement, the Company has not consummated an initial business combination. No additional deposits have been made to the account beyond the March 28, 2026 extension fee requirement. The purpose of the Charter Amendment Proposal is to allow OAKU to extend the period of time to consummate a business combination at a lower extension fee and otherwise permit shareholders the opportunity to redeem their shares as described further here below to more expeditiously return the proceeds underlying out Class A Ordinary Shares held in trust via the redemption procedure, and permit the Company additional time to evaluate a prospective business combination with a target currently in diligence. Therefore, our Board has determined that it is in the best interests of our shareholders to approve the Charter Amendment to give the Company additional flexibility to extend the Combination Period further in order to provide our shareholders with the opportunity to participate in the prospective investment.

We also believe that given OAKU’s expenditure of time, effort and money on the potential business combinations with the new prospective target it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as OAKU is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Charter. Accordingly, we believe the Charter Amendment Proposal is consistent with OAKU’s Amended and Restated Memorandum and Articles of Association, as amended and IPO prospectus.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Q:     Why should I vote to approve the Adjournment Proposal?

A:     If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient in the event that there are insufficient votes for the approval of the Charter Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposal.

The Board recommends that you vote “FOR” the Adjournment Proposal.

Q:     The Current Outside Date has already passed. Why is the Company seeking to extend the Combination Period now, and what will happen to my Public Shares if the Charter Amendment Proposal is not approved?

A:     The Current Outside Date of March, 2026 has passed. The Company has not, however, effected the voluntary liquidation of the Company due to its current outstanding liabilities being greater than its current assets, and the Trustee continues to hold the funds in the Trust Account. The Board has determined that, in light of the advanced status of the diligence on a new target operating in the technology sector, and specifically in artificial intelligence in Japan, and other relevant considerations, it is in the best interests of public shareholders to redeem their shares through the process of a Charter Amendment Proposal before effecting the liquidation of the Company. If the Charter Amendment Proposal is approved, the Combination Period will be extended to March 28, 2027 and you will retain your right to redeem your Public Shares in connection with any vote on a business combination, or if no business combination is consummated by the Extended Date. If the Charter Amendment Proposal is not approved, the Company will still effectuate all redemption requests made in connection with the Extraordinary General Meeting, and intends to subsequently proceed with its attempts to subsequently voluntary liquidate the Company under Cayman Islands law or otherwise operate the Company in order to effectuate its ability to liquidate under Cayman Law.

The Board believes that this approach will allow public shareholders to receive their pro rata portion of the Trust Account without being subject to the procedural delays that may be inherent in a Cayman Islands voluntary liquidation. You may also elect to redeem your Public Shares in connection with the Extraordinary General Meeting regardless of how you vote, by following the procedures described elsewhere in this proxy statement. Please refer to the section entitled “Risk Factors” for important information regarding the legal uncertainty associated with extending the Combination Period after the Current Outside Date has passed and effecting the Mandatory Redemption in advance of formal liquidation.

Q:     How do the Company insiders intend to vote their shares?

A:     The Sponsor, the Company’s initial and current directors, officers and their permitted transferees (collectively, the “Insiders”) are expected to vote any Ordinary Shares over which they have voting control in favor of the Charter Amendment Proposal and the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 1,780,625 Ordinary Shares, which represents approximately 57% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $12.07 per share, based on the amounts held in the Trust Account as of the Record Date and approximately $12.62 per share as of June 10, 2026 (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

Q:     Who is the Company’s Sponsor?

A:     The Company’s Sponsor is Whale Bay International Company Limited, a British Virgin Islands limited company. The Sponsor currently owns an aggregate of 343,125 Class A ordinary Shares and 637,500 Class B Ordinary Shares. The Sponsor is controlled by Yadan Bai, the ultimate natural beneficial owner of the Sponsor, and has ultimate voting and dispositive power over the shares held by such entity and therefore may be deemed to be the ultimate beneficial owner of the securities held by such entity.

Q:     What vote is required to approve the Charter Amendment Proposal?

A:     Approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy, or by corporate representative, and are voted at the Extraordinary General Meeting. The Charter Amendment Proposal is not conditioned on the approval of any other proposal.

Q:     What vote is required to approve the Adjournment Proposal?

A:     Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy, or by corporate representative, and are voted at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q:     What happens if I sell my public shares or units before the Extraordinary General Meeting?

A:     The Record Date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q:     What if I want to vote against or don’t want to vote for any of the proposals?

A:     If you do not want any of the proposals to be approved, you must abstain or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not have an effect on any of the proposals because each proposal requires the vote of a percentage of the Ordinary Shares represented in person or by proxy and that are voted at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q:     Will you seek any further extensions to consummate a business combination?

A:     Other than the extension until the Extended Date, as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination.

Q:     What happens if the Charter Amendment Proposal is not approved?

A:     If the Charter Amendment Proposal is not approved, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such Mandatory Redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of the above clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor will pay the dissolution expenses. Subject to the foregoing, the approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of votes cast by such holders of the issued and outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. There will be no redemption rights or liquidating distributions with respect to our warrants, and rights which will expire worthless if we fail to complete a business combination by March 28, 2027 or by the applicable deadline as may be extended.

Q:     If the Charter Amendment Proposal is approved, what happens next?

A:     If the Charter Amendment Proposal is approved, the Company will have until March 28, 2027 (assuming full extension) to complete its initial business combination.

If the Charter Amendment Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before March 28, 2027.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the Redemption Election. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of OAKU’s ordinary shares held by OAKU’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q:     Where will I be able to find the voting results of the Extraordinary General Meeting?

A:     We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:     Would I still be able to exercise my redemption rights in connection with a proposed business combination?

A:     Yes. Assuming you do not redeem your public shares in connection with the Extension, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our Charter.

Q:     How do I change my vote?

A:     Shareholders may send a later-dated, signed proxy card to the Company at 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada, Attn: Lixin Zheng Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [•]). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q:     What is a quorum?

A:     A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker how to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Q:     Who can vote at the Extraordinary General Meeting?

A:     Holders of our Ordinary Shares as of the close of business on May 12, 2026, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date, there were 1,302,981 OAKU publicly listed Class A Ordinary Shares issued and outstanding and entitled to vote. OAKU’s Sponsor and Initial Shareholders own an aggregate of 343,125 OAKU Class A Ordinary Shares and an aggregate of 1,437,500 OAKU Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law or our Charter. The Insiders holding Class A and Class B Ordinary Shares constitute approximately 57.7% of our issued and outstanding Ordinary Shares.

Registered Shareholders.    If our Ordinary Shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Q:     Does the Board recommend voting for the approval of the proposals?

A:     Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

Q:     What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

A:     The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, the ownership of the private placement Warrants and private placement Rights held by our Sponsor that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Q:     Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

A:     Shareholders of the Company do not have dissenters’ rights in connection with any of the Proposals under Cayman Islands law.

Q:     What happens to the Company’s warrants and rights if the Extension is not approved?

A:     If the Extension Amendment Proposal is not approved and the Company does not elect to fully extend the time to complete its business combination to March 28, 2027 under its current charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such Mandatory Redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of the above clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor will pay the dissolution expenses. Subject to the foregoing, the approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of votes cast by such holders of the issued and outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. There will be no redemption rights or liquidating distributions with respect to our warrants, and rights which will expire worthless if we fail to complete a business combination by March 28, 2027 or by the applicable deadline as may be extended.

Q:     What happens to the Company’s warrants and rights if the Extension is approved?

A:     If the Extension is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants and rights will remain outstanding in accordance with their terms.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on January 24, 2024, the SEC issued the final rules (the “2024 SPAC Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum. The Trust Account is currently held at J.P.M. Securities. The proceeds held in our Trust Account are currently held in a mix of cash and U.S. government securities. The Company has instructed Continental Stock Transfer & Trust Company to liquidate these securities and to hold the assets in a yield bearing account as provided here above. The Company has initiated this instruction as of the date of this filing, mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act).

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.”

The proceeds held in our Trust Account are currently held in a mix of cash and U.S. government securities. The Company has instructed Continental Stock Transfer & Trust Company to liquidate these securities and to hold the assets in a yield bearing account as provided here above. The Company has initiated this instruction as of the date of this filing, mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act).

Q:     How do I vote?

A:     If you are a holder of record of Ordinary Shares on May 12, 2026, the Record Date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Q:     How do I redeem my Ordinary Shares?

A:     Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash regardless of whether the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares, public rights, and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 12:00 p.m., Eastern Time, on June [•], 2026 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares, public rights, and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public rights, and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal, or do not vote at all, and regardless of whether they hold the public shares on the Record Date.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes), and including the subsequent contributions by our Sponsor, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $16,446,537.85 at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on March 23, 2026, the last day of trading on the Nasdaq Capital Market was $12.20 due to our being delisted from Nasdaq as of that date. Our shares currently only trade over-the-counter and we do not have information on the price of any secondary market trading in our shares after this date. Accordingly, if the market price were to remain the same until the date of the Extraordinary

General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.13 less per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     Who is paying for this proxy solicitation?

A:     Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Oak Woods Acquisition Corporation
101 Roswell Drive, Nepean, Ontario,
K2J 0H5, Canada
Telephone: (+1) 403-561-7750

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 12:00 p.m., Eastern Time, on June [•], 2025 (two business days prior to the vote at the Extraordinary General Meeting).

Given the short timelines associated with this Proxy and the Redemption Schedule, and assuming a quorum is present at the Extraordinary General Meeting to be held on [•], May [•], 2026, our Insiders are expected to vote all of their shares (approximately 57.7% of issued and outstanding voting shares of the Company) to adjourn the meeting to a date at least 10 business days from May [•], 2026 (the first business day following the expiration of the day by which we must complete an initial business combination under our current Charter) so as to provide sufficient time for the delivery of all proxy materials and to ensure sufficient notice and processing of any redemption requests.

If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team
Continental Stock Transfer & Trust Company
1 State Street, 30 Floor
New York, New York 10004
E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on May 5, 2025, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 with the SEC on July 16, 2025, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Amendment will enable us to complete a business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment are approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem public shares in connection with Charter Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Charter Amendment or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our Ordinary Shares on the open market. The price of our Ordinary Shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our Ordinary Shares at favorable prices, or at all.

While our historical proposed business combination with Huajin has been terminated, we may still be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited by any U.S. foreign investment authority, we are subject to the ongoing review of the U.S. Securities and Exchange Commission and the development of new laws, regulations and regulatory interpretations relating to the registration and sale of our securities in the U.S. in the event that we solicit shareholder approval for a future business combination with another entity.

While our previous business combination agreement with Huajin has been terminated, we may solicit shareholder approval for a new business combination in the future. In that event, we may as of the date of any such business combination be considered a domestic issuer with substantial foreign ownership and control. Because we are a non U.S. business acquiring a foreign business that has no operations or nexus with the U.S. market apart from the proposed business combination, it is less likely that the Committee on Foreign Investment in the United States (CFIUS) or any other U.S. government entity apart from the U.S. Securities and Exchange Commission will review the transaction. We remain subject to the risk of potentially adverse new laws, regulations, or interpretations thereof in the U.S. concerning the registration and sale of our securities in the U.S and globally. The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. We have been unable to consummate our business combination by the Current Outside Date. Notwithstanding the passage of the Current Outside Date, the Company has not affected the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future. If we are unable to consummate our business combination by the Extended Date, including as a result of extended regulatory review, we will redeem the public shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants and rights will become worthless.

The SEC has recently issued final rules relating to certain activities of SPACs. Certain of the procedures that the Company or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete the Business Combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act.

Further, on January 15, 2025, the Commission adopted new rules and amendments to enhance disclosures and provide additional investor protection in initial public offerings (IPOs) by special purpose acquisition companies (SPACs) and in subsequent business combination transactions between SPACs and target companies (de-SPAC transactions). The new rules and amendments require enhanced disclosures about conflicts of interest, SPAC sponsor compensation, dilution, and other information that are important to investors in SPAC IPOs and de-SPAC transactions. The rules also require registrants to provide additional information about the target company to investors that will help investors make more informed voting and investment decisions in connection with a de-SPAC transaction.

Such rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the Business Combination, and results of operations.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.

As described further above, the 2024 SPAC Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead to liquidate the Company.

Because we have not successfully completed our now terminated business combination with Huajin by March 28, 2026 (assuming full extension under our current charter and if the Charter Amendment Proposal is not approved), we are at greater risk of being deemed to be an investment company under the Investment Company Act and our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities to date or in contemplation of this proxy solicitation will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our rights and warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the prospective combined company, including any potential price appreciation of our securities.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of the Record Date, amounts held in Trust Account included approximately $43,717.86 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

The proceeds held in our Trust Account are currently held in a mix of cash and U.S. government securities. The Company has instructed Continental Stock Transfer & Trust Company to liquidate these securities and to hold the assets in a yield bearing account as provided here above. The Company has initiated this instruction as of the date of this filing, mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act).

The new 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our Ordinary Shares if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of our business combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our Ordinary Shares would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of forthcoming regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public shareholders in connection with a redemption of our Ordinary Shares is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete our business combination and may affect our ability to complete our business combination or fund future operations.

Nasdaq delisted our securities from trading on its exchange following the expiration of our 36 month permitted listing period which spanned from March 23, 2023 through March 23, 2026. While the Company is intending to relist its securities on Nasdaq in connection with the close of a future business combination, the fact of delisting has limited investors’ ability to make transactions in our securities and has subjected us to additional trading restrictions.

Our Class A Ordinary Shares, units, rights and warrants were delisted from the Nasdaq Stock Market, LLC as of close of the market on March 23, 2026. In order to list again on the Nasdaq Capital Market, and assuming the passage of our Chart Amendment Proposal at the Extraordinary General Meeting, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements in order to regain the listing of our securities on Nasdaq. Such initial listing requirements for our public shares include, among other things, the requirement to maintain at least 300 public holders, at least 1.1 million publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million, and a market value of publicly held shares of $15 million (as defined in Nasdaq Rule 5005). As a result, we may not be able to regain compliance with Nasdaq’s continued listing requirements.

If our securities do not meet Nasdaq’s initial listing requirements, Nasdaq may not relist our securities from trading on its exchange. After the delisting of our securities from Nasdaq, we have determined not to seek listing on ana alternative national securities exchange. While we expect that such securities could be quoted on an over-the-counter market, we face significant material adverse consequences as a result of the delisting of our securities on Nasdaq, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a possible determination that our public shares are a “penny stock” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with a business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units, rights, and warrants qualify as covered securities under such statute. Since we are no longer listed on Nasdaq, our securities do not qualify as covered securities under such statute and we are subject to regulation in each state in which we offer our securities.

Our Sponsor is Based in China, Which Could Subject Us to Additional Nasdaq Listing Requirements Pursuant to Recently Adopted Nasdaq Rule 5210(l) Which Imposes Additional Listing Requirements on China-Based Companies, And Which Could Apply to Our Combined Company and Impair Our Ability to Complete a Business Combination.

On May 14, 2026, the SEC approved new Nasdaq Rule 5210(l), which imposes additional initial listing requirements on any company that is headquartered in, incorporated in, or principally administered from the People’s Republic of China, including the Hong Kong and Macau Special Administrative Regions. Nasdaq determines where a company is “principally administered” based on factors such as the location of its management, books and records, and operations, so a company may be covered even if it is incorporated outside China. The rule becomes effective in mid-June 2026, following a 30-day implementation period.

Although our sponsor is beneficially owned by persons located in China, we intend to pursue our initial business combination with one or more companies headquartered and operating in Japan or otherwise outside of China, Hong Kong, and Macau. If we complete a business combination with such a target and the combined company is incorporated, headquartered, and principally administered outside those jurisdictions, we do not expect Rule 5210(l) to apply. However, the rule turns on the combined company’s own jurisdictional nexus, and Nasdaq’s determination of where a company is principally administered is based on a facts-and-circumstances analysis. We can give no assurance as to how Nasdaq would apply the rule to us, and our sponsor’s China nexus, the location of a target’s operations or management, or other factors could cause the combined company to be deemed a China-based company subject to Rule 5210(l) notwithstanding our intentions.

If the rule applies, a combined company listing in connection with a business combination must have a minimum Market Value of Unrestricted Publicly Held Shares of at least $25 million following the transaction, and Nasdaq may apply heightened scrutiny to its structure, operations, and disclosures. There can be no assurance that the combined company would satisfy this threshold or any other applicable requirements. If it does not, it may be unable to list on Nasdaq, which could reduce the attractiveness of a transaction to potential targets, impair the liquidity and trading market for our securities, and adversely affect our ability to complete a business combination within the required time frame.

We are delinquent in our SEC reporting obligations, which may impair the trading market for our common stock and delay or prevent any relisting on Nasdaq.

We have not yet filed our Annual Report on Form 10-K for the fiscal year ended 2025 with the Securities and Exchange Commission (the “SEC”) and, as a result, are not currently current in our reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”). We are working to complete and file our delinquent report and regain compliant status, although we cannot assure you of the timing or that we will be able to do so. If our delinquency continues, we could become subject to SEC enforcement action, which may include a proceeding under Section 12(j) of the Exchange Act to revoke the registration of our common stock; a revocation would eliminate any public trading market for our securities.

Our common stock is not currently trading and may only be sold over-the-counter. While we are not current in our public disclosure, our securities may be flagged with limited- or no-information designations. Our delinquency may also limit the availability of Rule 144 for resales of restricted securities, render us ineligible to use a Form S-3 registration statement, and make raising additional capital more difficult, any of which could reduce the liquidity and market price of our common stock. Returning to current status will require meaningful time and expense, including the completion of audits, and the process may identify, or result in our reporting, one or more material weaknesses in our internal control over financial reporting.

Our common stock was delisted from the Nasdaq Capital Market, and our last available closing price was as of March 23, 2026. We intend to pursue relisting on Nasdaq, which will require us to become current in our Exchange Act reporting and to satisfy Nasdaq’s initial listing standards. We will not be eligible to relist for so long as we remain delinquent, and even after we become current, Nasdaq may take into account our prior delinquency, any related restatement or internal control matters, and any related regulatory matters in deciding whether to approve a listing, and could decline to do so or impose conditions. Accordingly, we cannot assure you that we will become current, satisfy Nasdaq’s requirements, or obtain approval of any listing application. Until and unless we relist, our common stock will continue to trade, if at all, in the OTC market, which is generally characterized by reduced liquidity, greater price volatility, and more limited analyst and institutional interest than a national securities exchange.

THE EXTRAORDINARY GENERAL MEETING

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Charter Amendment Proposal as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from March 28, 2026 (the “Current Outside Date”) to March 28, 2027 (the “Extended Date”) and that such resolution be made retroactively effective as of the Current Outside Date (the “Charter Amendment Proposal”);

2.      Proposal No. 2 — The Adjournment Proposal as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Currently, according to our Charter, the Company elected to extend the period of time to consummate a business combination (the “Combination Period”) to March 28, 2026 to complete a business combination. Further to that election, our Sponsor effected payments pursuant to this requirement. The purpose of the Charter Amendment Proposal is to allow OAKU to extend the period of time to consummate a business combination at a lower extension fee and otherwise permit shareholders the opportunity to redeem their shares as described further here below to more efficiently return the proceeds underlying out Class A Ordinary Shares held in trust via the redemption procedure, and permit the Company additional time to complete a business combination with a prospective target. Our Board has determined that it is in the best interests of our shareholders to make the semi-annual extension fee $[•] for each remaining public share.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on May 12, 2026, the Record Date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 3,083,606 Ordinary Shares issued and outstanding, including 1,646,106 Class A Ordinary Shares and 1,437,500 Class B Ordinary Shares. The Company’s warrants and rights do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of at least one-third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Charter Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy, or by corporate representative, and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person or by proxy, or by corporate representative, and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada, Attn: Lixin Zheng Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on May [•], 2026) or attend the Extraordinary General Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 12:00 PM, Eastern Time, on May [•], 2026. The Company has determined that the extraordinary general meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the extraordinary general meeting by means of remote communication. To register and receive access to the virtual meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement. The record date for the extraordinary general meeting is May 12, 2026 (the “Record Date”). Only shareholders of record at the close of business on that date may attend and vote at the extraordinary general meeting or any adjournment thereof. A complete list of our shareholders of record entitled to attend and vote at the extraordinary general meeting will be available for eight days before the extraordinary general meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the extraordinary general meeting.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada; telephone: (+1) 403-561-7750.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Background

On March 28, 2023, the Company consummated its IPO of 5,750,000 units (the “Public Units”), which includes the full exercise of the underwriter’s over-allotment option of 750,000 Public Units. Each Unit consists of one share of Class A Ordinary Share (“Class A Ordinary Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Class A Ordinary Share at a price of $11.50 per share, and one right (“Right”) to receive one-sixth (1/6) of a share of Class A Ordinary Share upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000. As of March 28, 2023, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete a business combination by August 28, 2024 (as amended to currently reflect March 28, 2026). Notwithstanding the passage of March 28, 2026 (the Current Outside Date,) the Company has not affected the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

Simultaneously with the closing of the IPO on March 28, 2023, the Company consummated the private placement (“Private Placement”) with Whale Bay International Company Limited, our sponsor (the “Sponsor,”) purchasing units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,431,810.

On October 25, 2022, we issued an aggregate of 2,156,250 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.012 per share. On February 10, 2023, our Sponsor surrendered, and we cancelled, an aggregate of 718,750 Class B Ordinary Shares held by our Sponsor pursuant to a share surrender agreement dated January 13, 2023. As a result, as of February 10, 2023 there were 1,437,500 founders shares issued and outstanding, resulting in an aggregate purchase price per share of approximately $0.017. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding Ordinary Shares upon completion of our IPO. The founder shares (including the Class A Ordinary Shares issuable upon conversion thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Submission of Matters to a Vote of Security Holders.

On September 26, 2024, the Company held the Extraordinary General Meeting. On September 4, 2024, the record date for the Extraordinary General Meeting, there were 7,530,625 ordinary shares of the Company outstanding and entitled to be voted at the Extraordinary General Meeting, 78.37% of which were represented in person or by proxy.

As approved by the shareholders of the Company at the Extraordinary General Meeting held on September 26, 2024, the following proposals were approved thereby amending the Charter to:

(i)     give the Company the right to extend the date by which the Company has to complete a business combination from August 28, 2024 to March 28, 2025, by depositing into the Trust Account $172,500 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times;

(ii)    restrict the Company from utilizing any portion of the funds held in the Trust Account to pay the fees, taxes, or dissolution expenses of the Company in the event the Company does not consummate a business combination within 21 months (or 24 months, if applicable under the provisions of Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles;

(iii)   eliminate (a) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (b) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination, and;

(iv)   provide for the right of a holder of the Company’s Class B Ordinary Shares, par value $0.0001 per share, to convert into Class A Ordinary Shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.

In connection with the shareholders’ vote at the Extraordinary General Meeting of shareholders held by the Company on September 26, 2024, 1,492,646 ordinary shares were tendered for redemption, leaving 6,037,979 ordinary shares.

On March 20, 2025, an Extraordinary General Meeting held (“March EGM”) and as approved by the shareholders of the Company at the March EGM, the Charter gives the Company the right to extend the date by which the Company has to complete a business combination from March 28, 2025 to September 28, 2025, by depositing into the Trust Account $172,500 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times thereby extending the time available to the Company to complete our initial business combination until September 28, 2025. In connection with the March EGM, on March 20, 2025, 679,929 Class A ordinary shares were redeemed at a per share price of $11.56. On March 25, 2025, $7,859,455 was paid from the Trust Account to redeeming shareholders in connection with the extension on March 26, 2025. There is no assurance that the Company will complete its initial Business Combination.

On October 8, 2025, an Extraordinary General Meeting was held (“October EGM”) and as approved by the shareholders of the Company at the March EGM, the Amended and Restated Articles and memorandum of Association gives the Company the right to extend the date by which the Company has to complete a business combination from September 28, 2025 to March 28, 2026, by depositing into the Trust Account $42,998.37 per for each one-month extension, on or prior to the date of the applicable deadline, for up to six (6) times. As of the date of this filing, the Company has made six (6) deposits aggregating $257,990.22 into the Trust Account. The Current Outside Date has passed and, as of the date of this proxy statement, the Company has not consummated an initial business combination. No additional deposits have been made to the account beyond the March 28, 2026 extension fee requirement.

The Charter provides that, if the Company has not consummated a business combination by the Current Outside Date, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account (the “Liquidating Redemption”); and (iii) as promptly as reasonably possible following the Liquidating Redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve the Company, in each case subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law. The Board has instructed Continental Stock Transfer & Trust Company, as trustee of the Trust Account (the “Trustee”), to continue to hold the funds in the Trust Account pending the receipt of redemption requests to be effectuated in connection with the Company’s proposed extraordinary general meeting, and the Trustee has not made any distribution from the Trust Account in connection with the passage of the Current Outside Date. The Sponsor has agreed to bear any incremental administrative or professional costs incurred by the Company as a result of the deferral of the liquidation of the Company pending the Extraordinary General Meeting.

The Board has determined, after consultation with its advisors, that it is in the best interests of the Company and its public shareholders to effectuate redemptions in conjunction with the Extraordinary Genera Meeting to vote on the Charter Amendment Proposal. The Board’s determination reflects, among other factors: (i) the speed and efficiency of effectuating redemptions from under Cayman law in the context where the Company has other outstanding liabilities that would likely restrict its ability to legally liquidate and redeem the trust funds under Cayman law, and; (ii) the advanced status of due diligence on a prospective artificial intelligence based retail technology target based in Japan, in lieu of Huajin (China) Holdings Limited, its now terminated prior target, the substantial time, effort and resources expended by the Company in pursuit of that transaction; (iii) the limited resources to cover the liabilities and expenses necessary to conduct a liquidation as opposed to a extension and redemption procedure, and; (iv) the Board’s belief that providing public shareholders with the opportunity to either (i) elect to redeem their Public Shares for their pro rata portion of the Trust Account in connection with the Extraordinary General Meeting or (ii) retain their Public Shares pending consummation of a business combination with a prospective revised target on or before the Extended Date is preferable in consideration of the Company’s outstanding rights, warrants, and Class B Ordinary Shares to an attempt to liquidate and dissolve the Company in light of its outstanding liabilities.

If the Charter Amendment Proposal is not approved or is abandoned, the Company intends to effect the liquidation of all outstanding Public Shares as promptly as reasonably possible following the Extraordinary General Meeting, though there can be no guarantee that the Company will be able to immediately liquidate any sums remaining in trust under Cayman law due to its current outstanding liabilities being in excess of its assets. There is no assurance that the Company will be able to successfully liquidate in the event that its board unable to make a declaration that the Company has no further outstanding liabilities.

The Company currently has liabilities that exceed its assets, and will likely not have the ability to pay them if it does not obtain alternative financing in connection with negotiating a business combination agreement with a prospective target that is willing to cover its past liabilities or otherwise negotiate those liabilities with its various service providers. There is no assurance that the Company will complete its initial Business Combination.

The Charter Amendment

The Charter Amendment Proposal would amend our existing Memorandum and Articles of Association, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from March 28, 2026 to March 28, 2027 and making the semi-annual extension fee required for the Company to extend the time available for us to consummate our initial business combination by depositing $0.01 for each remaining public share (the “Extension Payment”) for each six-month extension. The complete text of the proposed amendment to our Memorandum and Articles of Association is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Charter Amendment Proposal is not approved in accordance with our current Charter, we will be required to wind-up involuntarily and we will process all redemption instructions received in connection with this proxy solicitation and distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of the redemptions solicited through this proxy, and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act of the Cayman Islands (as amended). In that case, unless investors elect to redeem their shares in connection with this proxy solicitation, investors may be forced to continue to wait beyond March 28, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by March 28, 2027.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and OAKU’s net asset value based on the number of shares that seek redemption. OAKU cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved.

The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Memorandum and Articles of Association to allow the Company to extend its life monthly until March 28, 2027 by paying a semi-annual extension fee $[•] for each remaining public share. Currently, according to our Charter, the Company may not extend the Combination Period beyond March 28, 2026 to complete a business combination without effectuating this amendment.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, OAKU and its shareholders because it increases the likelihood of the Sponsor: (i) being able to support the Company’s financial needs through the date of a future acquisition, and; (ii) ensure the most efficient process for redemption of public shares. The Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Vote Required for Approval

Approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person or by proxy, or by corporate representative, and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If the Charter Amendment Proposal is not approved, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, divided by the number of then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such Mandatory Redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of the above clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor will pay the dissolution expenses. Subject to the foregoing, the approval of the Charter Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of votes cast by such holders of the issued and outstanding ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 1,780,625 Ordinary Shares, which represents approximately 57% of the Company’s issued and outstanding Ordinary Shares.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s initial and current directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $12.07 per share, based on the amounts held in the Trust Account as of the Record Date and approximately $12.62 per shares as of June 10, 2026 (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension is not approved and we do not consummate a business combination by September 28, 2027, the 637,500 Class B and 343,125 Class A private Ordinary Shares held by the Sponsor will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 343,125 private placement Warrants and 343,125 private placement Rights held by the Sponsor. The Sponsor Shares had an aggregate market value of approximately $11,963,625 based on the last sale price of $12.20 on Nasdaq on March 23, 2026 the Delisting Date, the private placement Warrants had an aggregate market value of approximately $12,661.31 based on the last sale price of $0.0369 on Nasdaq on Nasdaq on March 23, 2026 the Delisting Date, and the private placement Rights had an aggregate market value of approximately $99,506.25 based on the last sale price of $0.29 on Nasdaq on March 23, 2026 the Delisting Date.

•        If we do not successfully consummate a business combination, the Sponsor will lose its investment in the Company, which totals in excess of $4,045,375 as of the day preceding the Record Date, and the potential loss of this investment could incentivize the Sponsor and its affiliates to pursue a business combination transaction on unfavorable terms in order to avoid a liquidation and a loss of its investment.

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination and, if the Extension is not approved and no business combination is completed by March 28, 2026, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (excluding the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.175 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.175 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing a business combination and, if the Charter Amendment Proposal is not approved and we do not consummate a business combination by March 28, 2026, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses. As of the date of this proxy statement, the out-of-pocket expenses and outstanding loans are approximately $4,045,375.

The proposed Charter Amendment would amend our existing Amended and Restated Memorandum and Articles of Association, as amended (the “Charter”) to extend the date by which the Company has to consummate a business combination to March 28, 2027 (the termination date as so extended, the “Extended Date”).

According to our Charter, the Company extended the period of time to consummate a business combination (the “Combination Period”) to March 28, 2026 to complete a business combination by depositing a monthly extension fee into the trust account held by Continental Stock Transfer & Trust Company, our Transfer Agent (the “Trust Account”) a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $42,998.37. Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

The full proposed an amendment to the Charter in the form set forth in Annex A attached to this proxy statement. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by March 28, 2026 in accordance with our current Charter, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Act (as revised) of the Cayman Islands. In that case, investors may be forced to wait beyond March 28, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by March 28, 2027 (assuming full extension).

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and OAKU’s net asset value based on the number of shares that seek redemption. OAKU cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved.

The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Charter to allow the Company to extend the initial business combination period to March 28, 2027 (assuming full extension).

According to our Charter, the Company extended the period of time to consummate a business combination (the “Combination Period”) to March 28, 2026 to complete a business combination by depositing a monthly extension fee into the trust account held by Continental Stock Transfer & Trust Company, our Transfer Agent (the “Trust Account”) a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $42,998.37. Notwithstanding the passage of the Current Outside Date, the Company has not yet effectuated the Liquidating Redemption and has not commenced voluntary liquidation or dissolution proceedings under Cayman Islands law, determining that it is faster and more beneficial to shareholders to avoid involuntary dissolution procedures in Cayman and instead to return funds held in trust through the completion of an ordinary redemption process and to thereafter continue to pursue a business combination that may be of value to the shares underlying our outstanding rights, warrants, and private shares in the future.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 12:00 P.M. EASTERN TIME ON SEPTEMBER 26, 2025.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares, public rights, and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 12:00 p.m., Eastern Time, on June [•], 2026 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares, public rights, and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, public rights, and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for or against the Extension Proposal, or do not vote at all, and regardless of whether they hold public shares on the Record Date.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Extension, if any. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was approximately $16,297,905.13 and including the subsequent contributions by our Sponsor, which place the amount held in the Trust Account at $16,446,537.85 as of June 10, 2026 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $12.62 at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on March 23, 2026, the last day of trading on the Nasdaq Capital Market was $12.20. We do not have information on the price of any secondary market trading in our shares after this date. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.42 less per share than if such shareholder sold its public shares in the open market on the Delisting Date. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Proposal, and (ii) that elect to have their public shares redeemed for cash if the Extension Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share, public right and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares, public rights, and public warrants that constitute the units). Accordingly, the separation of units into the public shares, public rights and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Founder Shares or warrants or rights issued in the private placement conducted in conjunction with our initial public offering. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning rights or warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public rights or warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the Company’s business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning rights or warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public rights or warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “excess distribution regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the Company is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Required Vote

The approval of the Charter Amendment Proposal requires a resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a two-thirds majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the matter is required. Abstentions will have no effect with respect to approval of this Charter Amendment Proposal.

All of OAKU’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Charter Amendment Proposal. On the record date, the sponsor of OAKU beneficially owned and was entitled to vote 1,780,625 ordinary shares of OAKU representing approximately 57% of OAKU’s issued and outstanding ordinary shares.

In addition, OAKU’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of OAKU in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of OAKU held by affiliates will be voted in favor of the Charter Amendment Proposal. As the Charter Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from March 28, 2026 (the “Current Outside Date”) to March 28, 2027 (the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”) and that such resolution be made retroactively effective as of the Current Outside Date”

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposals 1 and 2. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposals 1 and 2.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals 1 and 2. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 3,083,606 Ordinary Shares outstanding as of the Record Date, including 1,646,106 Class A Ordinary Shares and 1,437,500 Class B Ordinary Shares. The Company’s warrants and rights do not have voting rights in connection with the proposals. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants or rights because such securities are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Class A Ordinary Shares)	Amount and Nature of Beneficial Ownership (Class B Ordinary Shares)	Amount and Nature of Beneficial Ownership (Aggregated Ordinary Shares)	Approximate Percentage of Outstanding Ordinary Shares (Aggregated)
Greater than 5% Holders(1)
Whale Bay International Company Limited(2)	343,125	637,500	980,625	31.80%
Space Frontier Investment Holding Limited(3)	—	420,000	420,000	13.6%
Meteora Capital, LLC(4)	302,797	—	302,797	9.82%
First Trust Merger Arbitrage Fund(5)	505,710	—	505,710	16.39%
Mizuho Financial Group, Inc.(6)	164,308		164,308	5.33%
Karpus Management, Inc.(7)	101,700		101,700	3.30%
W.R. Berkley Corporation(9)	151,237		151,237	4.90%

Directors and Named Executive Officers
Fen Zhang(10)	—	350,000	350,000	11.35%
John O’Donnell	—	10,000	10,000	* %
Mitchell Cariaga	—	10,000	10,000	* %
Lauren Simmons	—	10,000	10,000	* %
Lixin Zheng	—	—	—	0%
All directors and executive officers as a group (five individuals)	—	380,000	380,000	12.32%

____________

*        less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is the address of the Company, 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada.

(2)      The business address of the Sponsor, Whale Bay International Company Limited is c/o Conyers Trust Company (BVI) Limited, Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands VG1110. Yadan Bai, the ultimate natural beneficial owner of the Sponsor, has ultimate voting and dispositive power over the shares held by such entity and therefore may be deemed to be the ultimate beneficial owner of the securities held by such entity.

(3)      The business address of Space Frontier Investment Holding Limited, an advisor firm to the Company, is c/o Intershore Consult (BVI) Limited, Intershore Chambers, Road Town, Tortola, British Virgin Islands. Yong Wang, the sole member and the director of Space Frontier Investment Holding Limited, has ultimate voting and dispositive power over the shares held by such entity and therefore may be deemed to be the ultimate beneficial owner of the securities held by such entity.

(4)      Meteora Capital, LLC (“Meteora Capital”) is a limited liability company with respect to its common stock held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”); and Vik Mittal serves as the Managing Member of Meteora Capital, with respect to the common stock held by the Meteora Funds. The address of the principal business office for Meteora Capital and Vit Mittal is 1200 N Federal Hwy, #200, Boca Raton FL.

(5)      First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). — VARBX, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940. — FTCM, an investment adviser registered with the SEC that provides investment advisory services to, among others, (i) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX and (ii) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (collectively, the “Client Accounts”). — FTCS, a Delaware limited partnership and control person of FTCM. — Sub GP, a Delaware limited liability company and control person of FTCM. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(6)      Mizuho Financial Group, Inc. is a financial institution with its principal place of business at 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(7)      Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus” or the “Reporting Person”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, Karpus has stated that in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The Shares to which this Schedule 13G relates are owned directly by the accounts managed by Karpus.

(8)      AQR Capital Management, LLC AQR Capital Management Holdings, LLC AQR Arbitrage, LLC, One Greenwich Plaza, Suite 130, Greenwich, Connecticut, 06830.

(9)      W. R. Berkley Corporation, holds its principal offices at 475 Steamboat Road Greenwich, CT 06830.

(10)    Fen Zhang was the initial Chief Executive Officer of Oak Woods Acquisition Corporation from its inception through February, 2023 when he was replaced by our Chief Financial Officer, Lixin Zheng.

SHAREHOLDER PROPOSALS

If the Charter Amendment Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its business combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

If the Charter Amendment Proposal is not approved, and the Company does not consummate a business combination by March 28, 2026 (assuming full extensions), then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 101 Roswell Drive, Nepean, Ontario, K2J 0H5, Canada, or +1 (+1) 403-561-7750, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Oak Woods Acquisition Corporation
101 Roswell Drive, Nepean, Ontario
K2J 0H5, Canada Telephone: (+1) 403-561-7750

If you are a shareholder of the Company and would like to request documents, please do so by one week prior to the Extraordinary General Meeting, as is expected to be adjourned from September 29th, 2025 to a date no earlier than 10 business days following that date in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
[•]

ANNEX A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
OAK WOODS ACQUISITION CORPORATION

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.8 in its entirety and the insertion of the following language in its place:

“49.8     In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months (or 21 months or 24 months, if applicable under the provisions of this Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within ~~24 30~~ 48 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination for up to 2 times by an additional 6-month each time after the ~~24th~~ 36th month from the closing of the IPO, by resolution of the Directors until ~~30~~ 48 months from the closing of the IPO provided the Sponsor deposits $0.01 for each six-month extension, on or prior to the date of the applicable deadline, up to two (2) times, as of March 28, 2027.”

Annex A-1

ANNEX B

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF
OAK WOODS ACQUISITION CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Lixin Zheng and Mitchell Cariaga (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of Oak Woods Acquisition Corporation to be held on June [•], 2026 at 12:00 p.m., Eastern Time, by virtual meeting conducted exclusively via live webcast in order to facilitate shareholder attendance and participation. You or your proxyholder will be able to attend the virtual extraordinary general meeting online, vote, view the list of shareholders entitled to vote at the extraordinary general meeting and submit questions during the extraordinary general meeting by visiting https://www.cstproxy.com/oakwoodsacquisition/2026 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the extraordinary general meeting by dialing +1 800-450-7155 (toll-free within the U.S. and Canada) or +1- 857-999-9155 (outside of the U.S. and Canada, standard rates apply). Please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the extraordinary general meeting, or at any adjournments and/or postponements thereof, by means of remote communication.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE [•], 2026

This Notice of Extraordinary General Meeting and Proxy Statement are available at our:

Stock Transfer Agent:

https://www.cstproxy.com/oakwoodsacquisition/ext2026

and

Solicitation Agent:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: OAKU.info@investor.morrowsodali.com

and

Company Website:

https://oakwoodsacquisition.com/

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

Annex B-1

OAK WOODS ACQUISITION CORPORATION — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH PROPOSAL.	Please mark votes as ☒ indicated in this example
	FOR	AGAINST	ABSTAIN

(1) The Charter Amendment Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from March 28, 2026 (the “Current Outside Date”) to March 28, 2027 (the “Extended Date”) and that such resolution be made retroactively effective as of the Current Outside Date”

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

	☐	☐	☐

Date June _____, 2026
Signature
Signature (if held jointly)

When Shares are held by joint holders, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 and 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

Annex B-2